Prepaid Expenses and Other Current Assets, Net	12 Months Ended
Mar. 31, 2024
Prepaid Expenses and Other Current Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

NOTE 4 — PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

	As of March 31,
	2023	2024
	RMB	RMB
Advance to suppliers	63,295	433,363
Receivables from supply chain service provider	7,648	6,114
Other receivables	20,852	18,532
Allowance for doubtful accounts	(355)	(355)
Prepaid expenses and other current assets, net	91,440	457,654

The Company entered several agreements with four suppliers in China in March 2024 for purchase of raw materials. The goods will be delivered to the Company by October 31 and November 31, 2024 according to these agreements. Prepayment were made to the suppliers in the total amount of RMB350 million. The prepayment was recorded as ‘Prepaid expenses and other current assets, net in the consolidated balance sheet as of March 31, 2024.

As of March 31, 2023, other receivables consisted of deposits for leased equipment and VAT accrued for purchase of raw materials amounted to RMB2 million and RMB7 million. As of March 31, 2024, other receivables consisted of deposits for leased equipment and cash advance to employees amounted to RMB2 million and RMB3.8 million.

As of March 31, 2023 and 2024, the allowance for doubtful accounts on advance to suppliers of RMB0.4 million were primarily consist of unrecoverable prepayment related to cancellation of abundant purchase orders caused by termination of cooperation with certain OEM/ODM customers and VAT recoverable from certain supply chain companies.